EXHIBIT 1

                                    AGREEMENT

     This Agreement is made as of the 8th day of January, 1998 between Louise B. Tollefson Florida Intangible Tax Trust u/a 12/23/1997 (the "Trust") and Howard
S. Tuthill ("Tuthill").

     The Parties hereto hereby agree that a single, joint statement containing the information required by Schedule 13D under the Securities Exchange Act of 1934 with respect to the beneficial ownership of shares of Common Stock of NYMAGIC, Inc., a New York corporation, may be filed with the Securities and Exchange Commission on behalf of each of the Trust and Tuthill.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above. LOUISE B. TOLLEFSON FLORIDA INTANGIBLE TAX TRUST U/A 12/23/1997

                                                     By:   /s/ Howard S. Tuthill
                                                              Howard S. Tuthill
                                                              Trustee



                                                           /s/ Howard S. Tuthill
                                                              Howard S. Tuthill